Exhibit 32.1


                                  CERTIFICATION

   Pursuant to 18 U.S.C. 1350 as adopted by Section 906 of the Sarbanes-Oxley
                                  Act of 2002

     In connection with the Quarterly Report of Tiffany & Co. (the "Company") on Form 10-Q for the period ended October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Kowalski, as Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   December 5, 2005


                                      /s/ Michael J. Kowalski
                                      ------------------------------------
                                          Michael J. Kowalski
                                      Chairman and Chief Executive Officer